UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2015

                   Blue Water Global Group, Inc.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-174557 (Commission File Number)	45-0611648 (I.R.S. Employer Identification Number)

              202 Osmanthus Way, Canton, GA  30114

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 1.02

Termination of a Material Definitive Agreement

Repayment of Convertible Note 1 to JSJ Financial

On November 19, 2014 (“Closing Date”), Blue Water completed the sale of a Convertible Promissory Note (“JSJ Note”) in the principal amount $100,000 to JSJ Investments, Inc. (“JSJ”).  The JSJ Note has an Original Issue Discount (“OID”) of $5,000 and bears interest at a rate of 12%.

On February 13, 2015, Blue Water repaid the JSJ Note in full, including the principal balance, OID and accrued interest.  In accordance with this payment, the JSJ Note was cancelled and returned to Blue Water.  Blue Water has no further obligation to JSJ relating to the JSJ Note.

No shares of Blue Water’s common stock were issued to JSJ.

Repayment of Convertible Note 2 to KBM Worldwide

On October 1, 2014 (“Closing Date”), Blue Water Global Group, Inc. (“Blue Water”) completed the sale of a Convertible Promissory Note (“KBM Note”) in the principal amount $43,000 with an interest rate of 8% per annum pursuant to the terms of a Securities Purchase Agreement between KBM Worldwide, Inc. (“KBM”), a New York corporation, and Blue Water (“KBM Agreement”).

On February 23, 2015, Blue Water repaid the KBM Note in full, including the principal balance and accrued interest.  In accordance with this payment, the KBM Note was cancelled and returned to Blue Water.  Blue Water has no further obligation to KBM relating to the KBM Note.

No shares of Blue Water’s common stock were issued to KBM.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER GLOBAL GROUP, INC.

Dated: February 23, 2015

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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